UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2022

Quantum Computing Inc.
(Exact Name of registrant as Specified in Charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Depot Court, SE, Suite 215 Leesburg, VA	20175
(Address of principal executive offices)	(Zip code)

(703) 436-2161
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	QUBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 18, 2022, Quantum Computing Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with QPhoton, Inc. (“QPhoton”), pursuant to which the Company agreed to purchase from QPhoton two unsecured promissory notes (each, a “Note”), each in the principal amount of $1,250,000, subject to the terms and conditions of the Note Purchase Agreement. Also on February 18, 2022, pursuant to the terms of the Note Purchase Agreement, the Company purchased the first Note from QPhoton and loaned the principal amount of $1,250,000 to QPhoton. The Company will become obligated to purchase the second Note from, and loan an additional $1,250,000 to, QPhoton, if elected by QPhoton and subject to the satisfaction of certain conditions.

The Note Purchase Agreement contains customary representations and warranties by QPhoton and the Company, as well as a “most favored nations” provision for the benefit of the Company. The Notes issued under the Note Purchase Agreement, including the Note issued on February 18, 2022, provide that the indebtedness evidenced by the applicable Note bears simple interest at the rate of 6% per annum (or 15% per annum during the occurrence of an event of default, as defined in the Notes), and becomes due and payable in full on the earlier of (i) March 1, 2023, subject to extension by one year at the option of QPhoton, (ii) a change of control (as defined in the Notes) of QPhoton or (iii) an event of default.

The foregoing descriptions of the Note Purchase Agreement and the Notes to be issued thereunder (including the Note issued on February 18, 2022) do not purport to be complete and are qualified in their entireties by reference to the full text of the Note Purchase Agreement (including the form of Note attached thereto) and the Note issued February 18, 2022, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 8.01 Other Events.

On February 9, 2022, the Company and QPhoton entered into a letter agreement (the “Exclusivity Agreement”), pursuant to which QPhoton agreed to negotiate exclusively with the Company regarding a potential sale of QPhoton or its assets (or similar transaction) for an initial period of 14 days, which period was automatically extended by 45 days upon the execution of the Note Purchase Agreement and would automatically be extended by an additional 30 days if the second Note is purchased pursuant to the terms of the Note Purchase Agreement.

No assurance can be given that the Company’s discussions with QPhoton regarding a strategic transaction will result in any such transaction being entered into or consummated, or if a transaction is undertaken, as to its terms, structure or timing. The Company does not expect to make further public comment regarding these matters unless and until the Company and QPhoton enter into a definitive agreement regarding a transaction.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this report that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Any statements in this report that are not statements of historical fact may be considered to be forward-looking statements. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intends,” “goal,” “objective,” “seek,” “attempt,” “aim to,” or variations of these or similar words, identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management as well as the assumptions on which such statements are based, including statements regarding any potential strategic transaction between the Company and QPhoton. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. These risks and uncertainties include, but are not limited to, the possibility that the Company and QPhoton may not enter into any definitive agreement regarding a strategic transaction, and those described in Item 1A in the Company’s Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC.

In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this report. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Note Purchase Agreement, dated February 18, 2022, between Quantum Computing Inc. and QPhoton, Inc.
10.2	Unsecured promissory note dated February 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

By:	/s/ Robert Liscouski
	Name:	Robert Liscouski
	Title:	President and Chief Executive Officer

Date: February 23, 2022

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